SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 27, 2025, the Board of Directors declared the following quarterly distribution on the partnership’s:

–LP Units of $0.325 per unit ($1.30 on an annualized basis) payable on March 31, 2025 to unitholders of record at the close of business on February 28, 2025;

–Class A Cumulative Redeemable Perpetual Units, Series 1, $0.40625 per unit ($1.625 on an annualized basis) payable on March 31, 2025 to unitholders of record at the close of business on March 3, 2025;

–Class A Cumulative Redeemable Perpetual Units, Series 2, $0.3984375 per unit ($1.59375 on an annualized basis) payable on March 31, 2025 to unitholders of record at the close of business on March 3, 2025;

–Class A Cumulative Redeemable Perpetual Units, Series 3, $0.359375 per unit ($1.4375 on an annualized basis) payable on March 31, 2025 to unitholders of record at the close of business on March 3, 2025; and

–New LP Preferred Units, $0.390625 per unit ($1.5625 on an annualized basis) payable on March 31, 2025 to unitholders of record at the close of business on March 3, 2025.

On February 11, 2025, the partnership acquired a portfolio of single-family rental homes in the U.S in an opportunistic real estate fund for approximately $924 million.

On March 5, 2025, the partnership sold six logistics assets in Europe in an opportunistic real estate fund for approximately €453 million ($489 million).

On March 18, 2025, the partnership sold a portion of its interest in Brookfield India Real Estate Trust (“India REIT”) for proceeds of $105 million. The sale resulted in a decrease in the partnership's interest in India REIT to approximately 26%. The partnership is currently evaluating the accounting treatment of its retained interest in India REIT.